UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 2003


                             SHORE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


         Maryland                        0-22345             52-1974638
         --------                        ---------          ----------
(State or other jurisdiction of  (Commission file number)  (IRS Employer
incorporation or organization)                              Identification No.)


                  18 East Dover Street, Easton, Maryland 21601
               (Address of principal executive offices) (Zip Code)


                                 (410) 822-1400
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure.

         On November 12, 2003, Shore Bancshares, Inc. issued a press release announcing that it has entered into a definitive merger agreement to acquire Midstate Bancorp, Inc. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release dated November 12, 2003.


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SHORE BANCSHARES, INC.


Dated:   November 12, 2003               By:  /s/ W. Moorhead Vermilye
                                              ---------------------------
                                              W. Moorhead Vermilye
                                              President and CEO

                                  EXHIBIT INDEX

Exhibit
Number   Description

Exhibit 99.1 Press Release dated November 12, 2003.